Monetta Family of Mutual Funds
    No-Load










    Monetta Fund

    Monetta Trust

       Select Technology Fund
        (Formerly Small-Cap Fund)

       Mid-Cap Equity Fund

       Blue Chip Fund
        (Formerly Large-Cap Fund)

       Balanced Fund

       Intermediate Bond Fund

       Government Money Market Fund


[Insert Company Logo Here]


                              Annual Report
                              December 31, 2001




1-800-MONETTA
www.monetta.com

TABLE OF CONTENTS

Performance Highlights
      Monetta Fund                         4
      Monetta Select Technology Fund       5
      Monetta Mid-Cap Equity Fund          6
      Monetta Blue Chip Fund               7
      Monetta Balanced Fund                8
      Monetta Intermediate Bond Fund       9
      Monetta Government Money Market Fund 10

Schedule of Investments
      Monetta Fund                         11
      Monetta Select Technology Fund       13
      Monetta Mid-Cap Equity Fund          14
      Monetta Blue Chip Fund               15
      Monetta Balanced Fund                16
      Monetta Intermediate Bond Fund       18
      Monetta Government Money Market Fund 19

Financial Statements
      Statements of Assets & Liabilities   20
      Statements of Operations             21
      Statements of Changes in Net Assets  22
      Notes to Financial Statements        24

Independent Auditors' Report               32

Shareholders' Meeting, December 3, 2001, Results
      Monetta Fund                         33
      Monetta Trust                        34

Directors/Trustees                         35

Footnote: Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks,
including the increased risk of price fluctuations.   An investment in the
Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's) which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For the year ended December 31, 2001, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Participation in a dollar cost averaging plan does not assure a profit and does not protect against a loss in declining markets.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., Bloomberg L.P. and Frank Russell Company.

For a prospectus containing more complete information please call Monetta at 1-800-MONETTA. Please read it carefully before you invest or send money.
Distributor: Funds Distributor, Inc. 02/02

<PAGE 2>

Dear Fellow Shareholders:                                   January 17, 2002


The horrific events that occurred on September 11th sent shock waves through our nation. Economic conditions already plagued by earnings shortfalls, frequent profit warnings, and rising unemployment worsened after the attack. During the fourth quarter the market staged an impressive rebound as the country began to respond and recover, hopefully setting the stage for accelerating economic growth in 2002.

It was a challenging year for most of the Monetta Funds due to our emphasis on growth stock investing, especially in the technology related sectors. Fund turnover was higher than average during the year as we shifted weightings between technology, healthcare and consumer discretionary sectors in an effort to preserve capital. Despite the positive equity performance during the fourth quarter, it was not enough to offset the negative performance realized in the earlier part of the year. Especially hard hit were the Mid-Cap and the Blue Chip (formerly Large-Cap) Funds as the large technology weightings hampered performance. We have been encouraged by the recent performance of many of our key holdings during the recent market advance as technology, consumer discretionary and capital good sectors begin to show signs of stabilization.

During December, the Monetta Small-Cap Fund and Monetta Large-Cap Fund changed their names to the Monetta Select Technology Fund and Monetta Blue Chip Fund, respectively. The Select Technology Fund will invest at least 80% of the value of its assets in technology related companies with no restriction on market capitalization. The Blue Chip Fund will focus its investments primarily in the largest companies in the growth stock sector.


Financial Market Outlook

The general market upturn that began after the September 11th attack suggest the beginning of an economic recovery. The extent to which these expectations change will impact short-term market valuations. We believe that equities will remain in a bottoming process over the next few months, with an upward bias. Longer-term appreciation will depend on the strength and duration of an economic recovery.

The fixed income markets should stabilize around current levels and provide a conservative alternative to common stock investing. With low inflationary pressures we expect fixed income returns to be positive for the year with most of the total return generated from the income component.

Assuming we are in a late bear market to early bull market phase, the best performing sectors are likely to be technology, consumer discretionary and capital goods industries. This could be favorable for growth stock investors.


Sincerely,

Robert S. Bacarella                       Timothy R. Detloff, CPA
President/Founder and Portfolio Manager   Vice President and Portfolio Manager

<PAGE 3>

Monetta Fund                                         Period ended 12/31/01

Investment Objective:        Market Capitalization:  Total Net Assets:
Capital Appreciation         $37.7 billion           $74.1 million

PERFORMANCE:             Average Annual Total Return

                        1 Year      5 Year      10 Year
Monetta Fund            - 21.05%    2.94%       4.10%
Russell 2000*           2.49%       7.52%       11.51%
Russell 2000 Growth*    - 9.23%     2.87%       7.19%

*Source Frank Russell Company
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock and Growth indices, with dividend and capital gains reinvested. The Russell 2000 Stock and Growth Indices are broad measures representative of Small-Cap companies. Please refer to footnote at bottom of Page 2.


[Performance Graph Appears Here]

Data For Performance Graph 12/31/01
                                     Russell        Russell
    10 Year            Monetta       2000           2000
    Date               Fund          Index          Growth
    12/01              10,000        10,000         10,000
    3/92               10,064        10,750         10,274
    6/92                9,422        10,017          9,040
    9/92                9,702        10,304          9,215
    12/92              10,549        11,841         10,777
    3/93                9,849        12,347         10,584
    6/93                9,922        12,617         10,888
    9/93               10,694        13,720         11,904
    12/93              10,601        14,080         12,217
    3/94               10,321        13,706         11,720
    6/94                9,762        13,172         10,985
    9/94               10,449        14,087         12,009
    12/94               9,942        13,823         11,920
    3/95               10,901        14,461         12,574
    6/95               11,654        15,816         13,821
    9/95               13,106        17,378         15,393
    12/95              12,729        17,755         15,620
    3/96               12,925        18,661         16,517
    6/96               13,325        19,594         17,482
    9/96               13,301        19,661         17,333
    12/96              12,934        20,683         17,379
    3/97               11,995        19,614         15,556
    6/97               14,461        22,793         18,287
    9/97               17,352        26,185         21,381
    12/97              16,321        25,308         19,629
    3/98               18,117        27,854         21,962
    6/98               16,492        26,556         20,700
    9/98               12,616        21,205         16,072
    12/98              14,847        24,663         19,871
    3/99               13,179        23,326         19,537
    6/99               15,085        26,954         22,418
    9/99               15,263        25,250         21,315
    12/99              22,538        29,906         28,434
    3/00               26,795        32,024         31,073
    6/00               25,911        30,813         28,782
    9/00               24,333        31,154         27,638
    12/00              18,936        29,001         22,056
    3/01               15,393        27,113         18,703
    6/01               16,766        30,987         22,065
    9/01               12,997        24,545         15,869
    12/01              14,849        29,722         20,021




PORTFOLIO COMPOSITION

Internet              9.3%
Semiconductors        8.3%
Retail                6.9%
Software              5.8%
Telecommunications    4.8%
Computers             4.0%
Chemicals             3.4%
Food                  3.2%
Real Estate           3.1%
All Other Industries 29.9%
(A)                  21.3%

(A) Short-term investments net of other assets and liabilities.




TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Intel Corp.                   4.25%
Cabot Microelectronics Corp.  3.42%
Best Buy Co., Inc.            3.42%
Jones Lang LaSalle, Inc.      3.07%
Microsoft Corp.               2.86%
Total Top 5 Holdings          17.02%

COMMENTARY

The Monetta Fund posted a return of negative 21.05% during 2001, lagging the Russell 2000 Index return of 2.49% and the Russell 2000 Growth Index return of negative 9.23%. While not pleased with our 2001 performance, it was competitive. The average 2001 return for the Small-Cap and Mid-Cap Growth Funds was negative 10.79% and negative 21.17%, respectively, while, the NASDAQ composite fell 21.03% and the S&P 500 declined 11.88%.

The 2001 performance variance versus the Russell 2000 Index benchmarks can be attributed primarily to two factors. First, we under weighted the Financial Services Group, which has performed reasonably well in 2001. Secondly, the technology sector performed poorly and even though we reduced our exposure, it negatively impacted our performance. In particular our investment in Aremissoft, which was sold in the third quarter, negatively impacted performance in 2001.

The Monetta Fund is focused on identifying and investing in companies with superior growth opportunities. Due to the sudden and dramatic slowdown in the economy in 2001, very few companies demonstrated the type of growth we have come to expect. Therefore, we had more cash in the portfolio throughout the year than normal.

The Fund is well diversified across a number of industry sectors except for the Financial Services Group. We have historically under weighted this group due a lack of significant revenue and earnings growth normally associated with growth companies. As the Monetta Fund is a growth-oriented fund, we tend to favor the technology, health care and retail industries where higher growth companies are typically found.

While the market continues to be sluggish, many financial pundits expect the economy to recover sometime in 2002. If this comes to pass, it will likely benefit growth stocks, which have been mired in a two-year slump. In light of this expected recovery we have expanded the number of holdings in the portfolio to approximately 100, in an effort to have wider exposure to the expected recovery.

We are continuing to identify and invest in companies that are exhibiting strong growth trends. Our focus has not changed despite the negative market sentiment. We look forward to reporting our progress to you in future periods.

<PAGE 4>

Monetta Select Technology Fund (Formerly Small-Cap Fund) Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $38.1 billion           $3.1 million

PERFORMANCE:                           Average Annual Total Return
                                                        Since Inception
                                      1 Year    3 Year      2/1/97
Monetta Select Technology Fund-       - 22.34%  0.93%       8.16%
Merrill Lynch 100 Technology Index*   - 32.44%  0.22%       11.83%
S&P 500*                              - 11.88%  - 1.03%     9.54%

*Source Bloomberg L.P. and Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Select Technology Fund, the Merrill Lynch 100 Technology Index and the S&P 500 Index with dividends and capital gains reinvested. Since the Russell 2000 Stock and the Russell 2000 Growth Indices are no longer appropriate indices, they are no longer reflected on the graph. Had they been reflected, the value of a $10,000 investment from inception to December 31, 2001, for the Russell 2000 Stock and Growth Indices, would have been $14,089 and $11,239, respectively. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001
                                               Merrill
                                               Lynch            S&P
     DATE                  SMALL               100 Tech         500
     02/01/97              10,000              10,000           10,000
     3/97                   9,490               8,579            9,631
     6/97                  11,820               9,972           11,311
     9/97                  15,089              12,158           12,158
     12/97                 14,716              10,770           12,507
     3/98                  15,956              12,454           14,250
     6/98                  15,317              13,049           14,723
     9/98                  12,237              11,609           13,263
     12/98                 14,278              17,218           16,102
     3/99                  13,223              19,164           16,904
     6/99                  15,930              23,253           18,096
     9/99                  16,057              24,625           16,967
     12/99                 23,260              40,114           19,490
     3/00                  26,191              48,980           19,936
     6/00                  23,347              43,847           19,406
     9/00                  24,327              42,215           19,217
     12/00                 18,902              25,646           17,715
     3/01                  15,712              17,965           15,615
     6/01                  16,977              20,751           16,529
     9/01                  12,676              12,268           14,104
     12/01                 14,679              17,326           15,611




PORTFOLIO COMPOSITION


Semiconductors          23.0%
Internet                21.1%
Computers               15.1%
Telecommunications      14.1%
Software                13.3%
All Other Industries     7.4%
(A)                      6.0%

(A) Short-term investments net of other assets and liabilities.


TOP 5 EQUITY HOLDINGS:
                               % of Net Assets
Siebel Systems, Inc.           3.10%
Ariba, Inc.                    3.01%
Broadcom Corp. - CL A          2.94%
VERITAS Software Corp.         2.92%
i2 Technologies, Inc.          2.57%
Total Top 5 Holdings           14.54%

COMMENTARY
The Monetta Select Technology Fund was previously the Monetta Small-Cap Equity Fund. As we have stated in previous correspondence to our shareholders, effective December 3, 2001, the name was changed to better reflect the Fund's emphasis, which is to invest in high growth technology companies.

The Fund posted a return of negative 22.34% during 2001, which is well ahead of its benchmark, the Merrill Lynch 100 Technology Index which fell 32.44% in 2001. For the 1 year and 3 year return, the Fund ranked 54th of 381 funds (14th percentile) and 40th of 102 funds, respectively, in the Lipper Science and Technology Fund category in 2001. The return was also in line with the NASDAQ Composite, which was down 21.03% in 2001.

The Select Technology Fund invests in the leading companies in each of the major subgroups of the technology sector. For example, within the software group we own Microsoft and Oracle, the two leading companies in the software arena, representing 2.2% and 1.8%, respectively, of net assets. Within the semiconductor group we own Intel and Applied Materials, the leading semiconductor and semiconductor equipment companies respectively, representing 2.1% and 1.8% of net assets.

A number of the companies in the portfolio may not be familiar to you, but they are the leading companies within smaller subgroups of the technology marketplace. NVIDIA (1.5% of net assets) is far and away the leading computer graphics company. Checkpoint Software (2.0% of net assets) is the dominant security software company.

Our objective is to adjust the portfolio only when new leaders emerge or companies lose their dominant position within an industry. For example, as long as Intel and Microsoft are leaders in their areas of expertise, they will be in the Fund. We will not sell a stock for valuation reasons or due to their business being temporarily slow due to the economy. However, stock positions will be reduced primarily for diversification reasons. We believe this approach is somewhat unique among technology funds.

We are excited to offer this product at a time when the economy is believed to be emerging from the current recession. The companies in the portfolio have demonstrated superior growth rates before the current business slowdown and we believe they have the resources to again grow at very high rates.

<PAGE 5>

Monetta Mid-Cap Equity Fund                       Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $22.8 billion           $8.5 million

PERFORMANCE:                   Average Annual Total Return
                                                         Since Inception
                        1 Year            5 Year            3/1/93
Monetta Mid-Cap
   Equity Fund          - 43.05%          - 0.47%           8.70%
S&P 400 Mid-Cap Index*  - 0.62%           16.11%            15.51%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 Index is a broad measure representative of the general market. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

    DATE           MIDCAP      S & P 400
    3/1/1993       10,000      10,000
    3/93           11,670      10,186
    6/93           11,880      10,423
    9/93           13,120      10,948
    12/93          13,540      11,239
    3/94           13,475      10,812
    6/94           13,109      10,417
    9/94           13,887      11,122
    12/94          13,835      10,835
    3/95           14,832      11,712
    6/95           16,533      12,745
    9/95           17,600      13,989
    12/95          17,230      14,189
    3/96           18,714      15,063
    6/96           19,103      15,497
    9/96           19,852      15,948
    12/96          21,398      16,914
    3/97           21,310      16,662
    6/97           24,272      19,111
    9/97           27,756      22,184
    12/97          27,633      22,369
    3/98           30,234      24,831
    6/98           29,348      24,300
    9/98           22,909      20,784
    12/98          27,395      26,643
    3/99           27,132      24,943
    6/99           30,623      28,472
    9/99           29,068      26,081
    12/99          42,017      30,564
    3/00           50,959      34,442
    6/00           48,253      33,306
    9/00           50,608      37,352
    12/00          36,685      35,914
    3/01           21,637      32,046
    6/01           26,144      36,264
    9/01           19,273      30,255
    12/01          20,889      35,695




PORTFOLIO COMPOSITION


Semiconductors                   19.9%
Retail                           12.8%
Electronics                       9.0%
Software                          7.4%
Internet                          7.0%
Telecommunications                6.3%
Diversified Financial Services    6.0%
Oil & Gas/Services                5.1%
Biotechnology                     4.3%
All Other Industries             18.6%
(A)                               3.6%

(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
                           % of Net Assets
Genzyme Corp.              4.25%
KLA - Tencor Corp.         3.52%
Flextronics Int'l Ltd.     3.40%
T J X Companies, Inc.      3.30%
Waters Corp.               3.21%
Total Top 5 Holdings       17.68%

COMMENTARY
Despite the Fund's positive fourth quarter performance of 8.38% it was unable to recover from the unusually sharp stock value declines of 42.09% during the February/March period. As a result the Fund posted a negative return of 43.05% during 2001, lagging its benchmark S&P 400 Mid-Cap Index return of negative 0.62% and the Lipper Mid-Cap growth category average return of negative 21.17%.

The sharp decline was due to the realization that we are in a deteriorating economic period, resulting in many investors fleeing growth companies in favor of more defensive sectors and groups. We were surprised with the magnitude and speed of the sector rotation, with the technology sector experiencing the bulk of the decline.

Beginning in mid-July we significantly repositioned the Fund toward a more defensive posture. Short-term cash holdings temporarily increased to almost 50% of the portfolio as we looked for some signs of economic stabilization. This defensive strategy proved timely especially with the horrific events that occurred on September 11.

We selectively began to reinvest the Fund's cash position during the fourth quarter, ending the year with 96.4% of the portfolio investment in common stocks. The Fund is currently positioned to benefit from an improving economic environment and we have been encouraged with the recent performance of many of our key holdings since the September attacks.

As you can see from the portfolio composition chart above, the Fund is well diversified by industry group. We continue to be focused on investing in companies with solid growth opportunities that are considered market leaders and best positioned to benefit from an improving economy. New purchases include TJX Companies. Inc., Siebel Systems, Inc. and Yahoo!, Inc., representing 3.3%, 2.7% and 2.1%, respectively, of net assets.

We urge investors to look past the current hazy economic outlook and toward the possibility of an economic recovery supported by low inflation, various government tax incentives and an accommodating Federal Reserve monetary policy.

<PAGE 6>

Monetta Blue Chip Fund (Formerly Large-Cap Fund)      Period ended 12/31/01

Investment Objective:   Market Capitalization:  Total Net Assets:
Capital Appreciation    $106.3 billion          $3.0 million

PERFORMANCE:       Average Annual Total Return
                                        Since Inception
                   1 Year      5 Year      9/1/95
Monetta Blue Chip
   Fund            - 53.94%    - 3.60%     1.93%
S&P 500 Index*     - 11.88%    10.70%      13.73%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Blue Chip Fund to the S&P 500 Index. The S&P 500 Index is a broad measure representative of Large-Cap companies. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

                        Blue Chip
     DATE               Fund         S&P500
     9/1/1995           10,000       10,000
     9/95               10,000       10,482
     12/95              10,574       11,105
     3/96               11,344       11,701
     6/96               11,923       12,225
     9/96               12,864       12,603
     12/96              13,555       13,653
     3/97               13,842       14,020
     6/97               15,621       16,465
     9/97               17,333       17,699
     12/97              17,167       18,207
     3/98               18,413       20,745
     6/98               18,008       21,433
     9/98               14,165       19,307
     12/98              18,716       23,441
     3/99               21,543       24,608
     6/99               22,880       26,343
     9/99               22,366       24,699
     12/99              28,820       28,372
     3/00               31,838       29,022
     6/00               30,259       28,250
     9/00               30,029       27,976
     12/00              24,512       25,788
     3/01               13,555       22,732
     6/01               14,260       24,062
     9/01                9,898       20,532
     12/01              11,291       22,725



PORTFOLIO COMPOSITION


Semiconductors                   14.5%
Telecommunications               13.9%
Retail                           13.7%
Diversified Financial Services   11.6%
Software                          8.0%
Computers                         6.6%
Miscellaneous Manufacturing       6.6%
Media                             6.4%
Oil & Gas/Services                5.3%
All Other Industries             12.8%
(A)                               0.6%

(A) Short-term investments net of other assets and liabilities.



TOP 5 EQUITY HOLDINGS:
                        % of Net Assets
Intel Corp.             5.20%
Citigroup, Inc.         5.01%
Best Buy Co., Inc.      4.93%
Kohl's Corp.            4.66%
Microsoft Corp.         4.38%
Total Top 5 Holdings    24.18%

COMMENTARY
The Monetta Blue Chip Fund was previously called the Monetta Large-Cap Fund. The name was changed on December 3, 2001 to reinforce our emphasis to invest primarily in the large capitalization growth companies, leaders within their respective industries.

In spite of a fourth quarter return of 14.07% the Fund declined 53.94% during 2001 versus the S&P 500 Index return of negative 11.88%. Major holdings such as Ciena Corp., JDS Uniphase and Siebel Systems declined dramatically.
Although these holdings were sold during the year it was extremely difficult to recoup these losses in an environment of rising unemployment, earning shortfalls and frequent profit warnings.

Throughout the year we remained fully invested, rotating sector groups and focusing on the leading growth companies with strong balance sheets. Unfortunately this fully invested strategy penalized not only 2001 performance but also the Fund's long-term performance record.

We did reposition the Fund in terms of industry diversification and issue selection. Top holdings in various sectors include Intel Corp, the leading semi-conductor company; Microsoft Corp, the leading desktop computer software company; Citigroup Inc. a major money center bank; Schlumberger LTD, a major oil, gas field service company and Johnson & Johnson, a leading drug company. On December 31, 2001, these issues represent 5.2%, 4.4%, 5.0%, 2.7% and 3.9%, respectively, of net assets.

Many of our key holdings have rebounded since the September attacks and despite suffering lower earnings estimates earlier in the year are showing signs of stabilization.

We believe the current valuation levels could represent an attractive entry point for long-term equity investors. In our opinion, these leading companies are expected to participate in an improving economic recovery.

<PAGE 7>

Monetta Balanced Fund                              Period ended 12/31/01

Investment Objective:         Market Capitalization:  Average Maturity:
Capital Appreciation/Income   $90.1 billion           8.3 Years

Total Net Assets:
$6.5 million


PERFORMANCE:                Average Annual Total Return
                                                  Since Inception
                            1 Year      5 Year    9/1/95
Monetta Balanced Fund       - 17.34%    5.99%     9.60%
S&P 500 Index*              - 11.88%    10.70%    13.73%
Lehman Bros. Gov't/Credit
  Bond Index*               8.50%       7.37%     7.19%

*Source Lipper Analytical Services, Inc.
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Credit Bond Index with dividends and capital gains reinvested. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

     DATE               Balanced     S&P 500        Lehman
                        Fund                        Corp/Govt
     9/1/1995           10,000       10,000         10,000
     9/95               10,000       10,482         10,000
     12/95              10,616       11,105         10,573
     3/96               11,131       11,701         10,326
     6/96               11,913       12,225         10,374
     9/96               12,547       12,603         10,557
     12/96              13,369       13,653         10,880
     3/97               13,358       14,020         10,786
     6/97               14,642       16,465         11,179
     9/97               16,431       17,699         11,570
     12/97              16,205       18,207         11,941
     3/98               17,321       20,745         12,123
     6/98               16,923       21,433         12,351
     9/98               15,004       19,307         12,962
     12/98              17,602       23,441         12,979
     3/99               18,952       24,608         12,823
     6/99               19,782       26,343         12,682
     9/99               19,353       24,699         12,751
     12/99              22,814       28,372         12,698
     3/00               24,609       29,022         13,040
     6/00               24,018       28,250         13,229
     9/00               24,833       27,976         13,609
     12/00              21,639       25,788         14,204
     3/01               17,500       22,732         14,658
     6/01               18,452       24,062         14,702
     9/01               16,702       20,532         15,402
     12/01              17,885       22,725         15,411



PORTFOLIO COMPOSITION

Common Stocks             57.9%
Corporate Bonds           17.9%
U.S. Gov't Agencies       13.2%
Asset Backed Securities    0.9%
(A)                       10.1%

(A) Short-term investments net of other assets and liabilities.

TOP 5 EQUITY HOLDINGS:
                             % of Net Assets
Qlogic Corp.                 2.73%
Intel Corp.                  2.41%
Viacom, Inc. - CL A          2.37%
Best Buy Co., Inc.           2.28%
Cisco Systems, Inc.          2.22%
Total Top 5 Holdings         12.01%

COMMENTARY
The Balanced Fund posted a negative return of 17.34% for the year ended December 31, 2001, compared with the S&P 500 Index return of negative 11.88% and the Lehman Brothers Gov't/Credit Bond Index return of 8.50%.

Fund performance was primarily affected by the growth stocks held in the equity portion of the portfolio. Generally, Large-Cap growth stocks performed poorly last year, down an average of 22.95%, as reported by Lipper Analytical Services, Inc., which impacted the Fund's total return. In spite of this year's negative performance, the Fund's long-term record, since its inception (9/01/95) remained intact with an annualized return of 9.60%.

Throughout the year we gradually shifted the Fund into non-technology industries and within the technology sector toward a more concentrated number of large capitalization issues, which we believe will lead us out of our current economic malaise.

Negatively affecting Fund performance last year were the holdings of Aremissoft Corp., JDS Uniphase Corp. Sanmina Corp. and Cabot Microelectronics Corp. These issues were sold last year and re-invested into larger capitalization issues such as Best Buy Co., Inc., Oracle Corp., Pfizer, Inc. and Procter & Gamble Co., which represented 2.3%. 1.5%, 1.2%, and 1.8%, respectively, of year-end net assets.

At year-end, common stocks represented approximately 58% of the portfolio. The fixed income portion of the Fund was comprised of corporate bonds, treasury/government agency issues and short-term securities totaling 18%, 14%, and 10%, respectively, of the portfolio.

The corporate bond portion of the Fund was negatively affected by its holding of $100,000 worth of Enron Corporate bonds. The bonds were sold at a significant discount as concerns surfaced over various accounting issues. The Fund continues to maintain an AA average bond investment rating with an average duration of 5.62 years.

We believe the combination of owning high quality growth stocks and intermediate term bonds will position the Fund to benefit from an improving economic environment.

<PAGE 8>

Monetta Intermediate Bond Fund      Period ended 12/31/01

Investment Objective:   30-Day SEC Yield: Average Maturity: Total Net Assets:
Income                  3.77%             4.5 Years         $32.9 million

PERFORMANCE:                   Average Annual Total Return
                                                      Since Inception
                              1 Year      5 Year      3/1/93
Monetta Intermediate
  Bond Fund                   4.44%**     6.25%**     6.69%**
Lehman Interm.
  Gov't/ Credit Bond Index*   8.96%       7.10%       6.48%
*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost.

**Total returns are net of a portion or all of the advisory fees waived by the Adviser. Effective July 1, 2001, the Adviser elected not to waive any portion of the management fee. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Intermediate Government/Credit Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

      DATE                    Bond Fund     Lehman
      3/1/1993                10,000        10,000
      3/93                    10,000        10,028
      6/93                    10,399        10,255
      9/93                    10,732        10,486
      12/93                   10,817        10,504
      3/94                    10,585        10,291
      6/94                    10,494        10,229
      9/94                    10,613        10,313
      12/94                   10,705        10,302
      3/95                    11,270        10,754
      6/95                    11,866        11,292
      9/95                    12,046        11,479
      12/95                   12,282        11,883
      3/96                    12,245        11,784
      6/96                    12,428        11,859
      9/96                    12,702        12,068
      12/96                   13,074        12,364
      3/97                    13,041        12,350
      6/97                    13,485        12,715
      9/97                    13,908        13,058
      12/97                   14,238        13,338
      3/98                    14,443        13,546
      6/98                    14,748        13,800
      9/98                    15,382        14,420
      12/98                   15,431        14,463
      3/99                    15,548        14,436
      6/99                    15,371        14,378
      9/99                    15,632        14,510
      12/99                   15,678        14,517
      3/00                    15,902        14,735
      6/00                    15,897        14,984
      9/00                    16,376        15,416
      12/00                   16,952        15,986
      3/01                    17,552        16,528
      6/01                    17,712        16,639
      9/01                    18,431        17,404
      12/01                   17,705        17,418


PORTFOLIO COMPOSITION

Corporate Bonds      47.5%
U.S. Gov't Agencies  28.0%
(A)                  24.5%

(A) Short-term investments net of other assets and liabilities.



MATURITY PROFILE:
                    % of Net Assets
1 Year or Less      15.0%
1-3 Years           24.7%
3-6 Years           34.2%
6-10 Years          26.1%
Over 10 Years       0.0%
Total               100.0%

COMMENTARY
The Monetta Intermediate Bond Fund gained 4.44% for the year ended December 31, 2001 versus an 8.96% for the benchmark Lehman Brothers Intermediate Gov't/Credit Index. For the five-year period ended December 31, 2001, the Fund produced an annualized return of 6.25% compared to the Lehman Brothers Intermediate Gov't/Credit Index annualized return of 7.10%.

It has been a challenging year for the Fund. The first nine months of the year provided an above average return, but certain watershed events in the fourth quarter punished the Fund's performance severely. The lion's share of the Fund's underperformance was the result of three different holdings- Enron, Conseco and United Airlines. The speed and severity of Enron's decline to become the largest corporate default in history was unprecedented. Conseco and United Airlines suffered significant asset base erosion as a direct result of the September 11th tragedy. The airline and insurance industries were arguably two of the most severely affected after the New York attack. The holdings were sold and the loss realized in the fourth quarter because the fundamental credit risks did not justify keeping them.

We have upgraded the quality of the Fund's portfolio by significantly increasing the percentage of treasury and government agencies because- with mixed signals for a near term economic recovery- corporate credit risk is high. Our positions are predominately held in the short and intermediate maturity spectrum with an average weighted maturity on December 31, 2001 of 4.5 years.

The year 2001 provided generous total returns for bond investors, largely against the grain of conventional wisdom. The U.S. economy slipped into a recession, down grades and defaults spiked, and there was record corporate debt issuance. Generous credit spreads and a proliferation of new buyers were the catalysts for the early bond market successes. But in the fourth quarter, long-term interest rates rose nearly 1% and wiped out almost half of the bond markets gains from earlier in the year. Fixed income returns beat the S&P 500 Index for the second year in a row - can it happen in 2002?

We believe there will be an economic recovery in 2002 but it will not take hold early or be as strong as the market is anticipating. Long-term rates are not expected to rise significantly in the face of a moderately improving economy with little inflationary pressures. Ultimately, we believe that the corporate bond sector-with yield premiums at historically wide levels- will provide the best vehicle for above average returns but not without credit and restructuring risk.

<PAGE 9>

Monetta Government Money Market Fund                   Period ended 12/31/01

Investment Objective:               7-Day Yield:     Average Days to Maturity:
Income and Capital Preservation     1.41%**          21 Days

Total Net Assets:
$4.2 million

PERFORMANCE:               Average Annual Total Return
                                                Since Inception
                        1 Year      5 Year      3/1/93
Monetta Government
  Money Market Fund     3.67%**     4.98%**     4.77%**
Lipper US Gov't Money
  Market Funds Avg.*    3.50%       4.74%       4.50%

*Source Lipper Analytical Services, Inc. Lipper is an industry reasearch firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective. Past performance is no guarantee of future results.

**Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 1.16%, versus 1.41%, on December 31, 2001. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please refer to footnote at bottom of Page 2.

[Performance Graph Appears Here]

Data For Performance Graph 12/31/2001

      DATE                        Money Market Fund       Lipper
      3/1/1993                    10,000                  10,000
      3/93                        10,013                  10,023
      6/93                        10,072                  10,088
      9/93                        10,147                  10,154
      12/93                       10,224                  10,222
      3/94                        10,301                  10,290
      6/94                        10,396                  10,374
      9/94                        10,507                  10,475
      12/94                       10,637                  10,597
      3/95                        10,788                  10,738
      6/95                        10,950                  10,885
      9/95                        11,110                  11,030
      12/95                       11,262                  11,174
      3/96                        11,401                  11,309
      6/96                        11,539                  11,440
      9/96                        11,683                  11,579
      12/96                       11,832                  11,711
      3/97                        11,977                  11,846
      6/97                        12,126                  11,988
      9/97                        12,281                  12,135
      12/97                       12,441                  12,284
      3/98                        12,599                  12,433
      6/98                        12,760                  12,585
      9/98                        12,927                  12,738
      12/98                       13,091                  12,894
      3/99                        13,244                  13,045
      6/99                        13,397                  13,180
      9/99                        13,554                  13,327
      12/99                       13,726                  13,485
      3/00                        13,908                  13,655
      6/00                        14,109                  13,843
      9/00                        14,326                  14,057
      12/00                       14,555                  14,265
      3/01                        14,747                  14,444
      6/01                        14,896                  14,585
      9/01                        15,014                  14,695
      12/01                       15,087                  14,763


PORTFOLIO COMPOSITION

Fed. Home Loan Bank             38.6%
Fed. Home Loan Mortgage Corp.   57.8%
(A) Fed. Nat'l Mortgage Assoc.   3.6%


ALLOCATION:

Government Obligations         101.2%
Other Assets Less Liabilities  -1.2%
Total                          100.0%

COMMENTARY
The Government Money Market Fund gained 3.67% for the year ended December
31, 2001. The return ranked the Fund 49th of 133 funds in the Lipper U.S. Government Money Market Funds category, which gained 3.50% for the same period. For the 3 and 5 year period ended December 31, 2001, the Fund ranked 22nd of 118 funds and 15th of 101 funds, respectively.

The year 2001 was a historical saga of aggressive crisis management by the Federal Reserve. The Federal Reserve reduced interest rates a total of eleven times, lowering the Federal Funds rate to 1.75% from a beginning level of 6.5 %. To put this aggressiveness in perspective this is the first time in over forty years that we have seen short-term interest rates fall below 2%.

We believe that short-term rates have little room to decline further, but also do not expect rates to rise much in the near future. The economy remains sluggish and is not likely to experience any substantial pick up in growth until business spending improves.

The Fund's basic investment strategy to overweight the agency discount rate sector versus Treasury bills is not expected to change. The current yields in the agency sector are slightly better than that available in the treasury market. The Fund's average maturity at December 31, 2001 was a very short 21 days. We do not anticipate any lengthening of the Fund's average maturity until the Federal Reserve policy to lower rates ends.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Funds. Its primary objectives are the preservation of capital and liquidity. The investment basis is on safety by owning the highest quality, short-term investments.

<PAGE 10>

Schedule of Investments                     December 31, 2001

MONETTA FUND

COMMON STOCKS - 78.7%                 VALUE
                                      (In Thousands)
NUMBER OF SHARES
Apparel - 1.1%
    4,000     Nike, Inc. - CL B              $    225
  *10,000     Reebok Int'l Ltd.                   265
  *25,000     Tommy Hilfiger Corp.                344
                                                  834
Banks - 2.4%
    6,000     Bank One Corp.                      234
   15,000     B&T Corp.                           542
    9,000     J.P. Morgan Chase & Co.             327
   11,000     Northern Trust Corp.                662
                                                1,765
Biotechnology - 0.9%
  *25,000     Incyte Genomics, Inc.               489
  *15,000     Orchid Biosciences, Inc.             83
  *17,500     Organogenesis, Inc.                  84
                                                  656
Chemicals -  3.4%
  *32,000     Cabot Microelectronics
               Corp.                            2,536

Commercial Services - 1.9%
  *20,000     MAXIMUS, Inc.                       841
  *15,000     Valassis Communications, Inc.       535
                                                1,376
Computers - 4.0%
  *30,000     Dell Computer Corp.                 815
    7,000     Int'l Business Machines Corp.       847
  *45,000     Network Appliance, Inc.             984
  *50,000     StorageNetworks, Inc.               309
                                                2,955

Diversified Financial Services - 1.9%
   28,000     American Express Co.                999
    8,000     Metris Companies, Inc.              206
    3,000     The Bear Stearns
                Companies, Inc.                   176
                                                1,381
Entertainment - 2.1%
  *35,000     GTECH Holdings Corp.              1,585

Food - 3.2%
   90,000     Archer-Daniels-Midland Co.        1,291
  *12,400     Dean Foods Co.                      846
    8,000     Sysco Corp.                         210
                                                2,347


Healthcare-Services/Products - 1.8%
   *5,000     Henry Schein, Inc.               $  185
  *30,000     Idexx Laboratories, Inc.            855
   *2,500     Anthem, Inc.                        124
  *10,000     HEALTHSOUTH Corp.                   148
                                                1,312
Home Builders - 2.3%
   40,000     D.R. Horton, Inc.                 1,298
  *10,000     Toll Brothers, Inc.                 439
                                                1,737
Internet - 9.3%
  *75,000     Akamai Technologies, Inc.           446
 *200,000     Ariba, Inc.                       1,232
  *30,000     Blue Martini Software, Inc.          90
 *430,000     Broadvision, Inc.                 1,178
 *100,000     Commerce One, Inc.                  357
  *50,000     Digex, Inc.                         150
 *220,000     i2 Technologies, Inc.             1,738
 *120,000     iBasis, Inc.                        157
  *46,000     S1 Corp.                            744
   35,000     Schwab (Charles) Corp.              541
  *17,000     TIBCO Software, Inc.                254
                                                6,887
Oil&Gas/Services - 2.5%
    7,000     Anadarko Petroleum Corp.            398
    3,000     Phillips Petroleum Co.              181
    8,000     Transocean Sedco Forex, Inc.        270
   13,000     Valero Energy Corp.                 496
   *6,000     Smith Int'l, Inc.                   322
  *10,000     Veritas DGC, Inc.                   185
                                                1,852
Pharmaceuticals - 0.9%
   *3,000     CIMA Labs, Inc.                     108
  *10,000     Dr. Reddy's Lab. Ltd. SP ADR        190
  *10,000     Ligand Pharmacuticals,
                Inc. - CL B                       179
   *5,000     Taro Pharmaceutical
                Industries Ltd.                   200
                                                  677
Real Estate - 3.1%
 *126,000     Jones Lang LaSalle, Inc.          2,274

<PAGE 11>



Retail - 6.9%
   *7,000     Abercrombie & Fitch Co - CL A    $  186
  *34,000     Best Buy Co., Inc.                2,532
  *25,000     Duane Reade, Inc.                   759
   20,000     Home Depot, Inc.                  1,020
   15,000     T J X Companies, Inc.               598
                                                5,095
Semiconductors - 8.3%
  *45,000     Amkor Technology, Inc.              721
  *30,000     Conexant Systems, Inc.              431
  *11,800     Cree, Inc.                          348
   *5,000     Fairchild Semiconductor
               Corp. - CL A                       141
  100,000     Intel Corp.                       3,145
  *27,000     KLA-Tencor Corp.                  1,338
                                                6,124
Software - 5.8%
  *30,000     Mercator Software, Inc.             251
  *32,000     Microsoft Corp.                   2,120
 *120,000     Novell, Inc.                        551
  *50,000     Siebel Systems, Inc.              1,399
                                                4,321
Telecommunications - 4.8%
 *120,000     Aspect Communications Corp.         466
  *20,000     Cisco Systems, Inc.                 362
  *30,000     Copper Mountain Networks, Inc.       51
  *25,100     ECtel Ltd.                          435
  *61,100     JDS Uniphase Corp.                  533
  *60,000     MRV Communications, Inc.            254
  *17,000     RF Micro Devices, Inc.              327
  *28,000     UTStarcom, Inc.                     798
   26,000     Worldcom, Inc. -
                Worldcom Group                    366
                                                3,592
Textiles - 2.5%
  *34,000     Mohawk Industries, Inc.           1,866

Transportation - 2.5%
  *35,000     FedEx Corp.                       1,816


Miscellaneous - 7.1%
    8,000     Applied Films Corp.             $   250
  *14,000     Clear Channel Comm., Inc.           713
   10,000     Commercial Metals, CO.              350
    5,000     Delta and Pine Land Co.             113
   47,000     Flextronics Int'l Ltd.            1,128
   30,000     Freeport-McMoRan
                Copper & Gold, Inc.               402
   25,000     Lamar Advertising Co.             1,058
    6,000     Mirant Corp.                         96
   40,000     Newell Rubbermaid, Inc.           1,103
   *2,000     United Stationers, Inc.              67
                                                5,280

Total Common Stocks                            58,268
   (Cost $53,329) (a)

VARIABLE DEMAND NOTES - 2.6%
PRINCIPAL AMOUNT
1,948,900     Firstar Bank, N.A. -1.676%        1,949

COMMERCIAL PAPER - 18.9%
3,500,000     Verizon Network
                Funding Corp. - 1.720%
                Due 01/11/02                    3,498
3,500,000     Philip Morris Co. - 1.820%
                Due 01/18/02                    3,497
3,500,000     American Honda - 1.820%
                Due 01/23/02                    3,496
3,500,000     Kraft Foods, Inc. - 1.800%
                Due 01/25/02                    3,496
                                               13,987

Total Short-Term Investments - 21.5%           15,936

Total Investments - 100.2%                     74,204
  (Cost $69,265) (a)

Other Net Assets Less Liabilities-(0.2%)        (118)

Net Assets - 100%                             $74,086

(a) For tax purposes, cost is $69,561, the aggregate gross unrealized appreciation is $5,715 and aggregate gross unrealized depreciation is $1,073 resulting in net unrealized appreciation of $4,642 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 12>

Schedule of Investments                           December 31, 2001

MONETTA SELECT TECHNOLOGY FUND (Formerly Small-Cap Fund)

COMMON STOCKS - 94.0%
                                                VALUE
NUMBER OF SHARES                                (In Thousands)
Computers - 15.1%
    *1,200     Brocade Comm. Systems, Inc.        $    40
    *2,600     Dell Computer Corp.                     71
    *3,200     EMC Corp.                               43
       600     Int'l Business Machines Corp.           72
    *2,100     Network Appliance, Inc.                 46
   *10,000     Palm, Inc.                              39
    *5,000     Sun Microsystems, Inc.                  62
    *2,000     VERITAS Software Corp.                  89
                                                      462
Internet - 21.1%
    *5,000     Akamai Technologies, Inc.               30
   *15,000     Ariba, Inc.                             92
   *25,000     Broadvision, Inc.                       69
    *1,500     Check Point Software
                 Technologies Ltd.                     60
    *2,000     Doubleclick, Inc.                       23
      *500     eBay, Inc.                              33
    *2,000     Internet Security Systems, Inc.         64
   *10,000     i2 Technologies, Inc.                   79
    *1,400     Network Associates, Inc.                36
    *2,000     RSA Security, Inc.                      35
    *3,000     TIBCO Software, Inc.                    45
    *1,000     VeriSign, Inc.                          38
    *2,500     Yahoo! Inc.                             44
                                                      648
Semiconductors - 23.0%
    *1,400     Applied Materials, Inc.                 56
    *3,200     Applied Micro Circuits Corp.            36
    *2,200     Broadcom Corp. - CL A                   90
    *2,100     Conexant Systems, Inc.                  30
    *1,000     Fairchild Semiconductor
                 Corp. - CL A                          28
     2,000     Intel Corp.                             63
      *800     Intersil Holding Corp.                  26
    *1,300     KLA-Tencor Corp.                        64
       600     Maxim Integrated Products, Inc.         32
      *700     NVIDIA Corp.                            47
    *1,500     PMC-Sierra, Inc.                        32
      *800     Qlogic Corp.                            36
     1,800     Texas Instruments, Inc.                 50
    *5,000     Vitesse Semiconductor Corp.             62
    *1,400     Xilinx, Inc.                            55
                                                      707
Software - 13.3%
    *4,000     BEA Systems, Inc.                       62
    *2,400     Informatica Corp.                       35
      *600     Intuit, Inc.                            26
    *1,000     Microsoft Corp.                         66
    *2,000     Micromuse, Inc.                         30
    *4,000     Oracle Corp.                            55
    *1,000     PeopleSoft, Inc.                        40
    *3,400     Siebel Systems, Inc.                    95
                                                      409
Telecommunications - 14.1%
    *2,000     Ciena Corp.                             29
    *3,500     Cisco Systems, Inc.                     64
    *3,000     Foundry Networks, Inc.                  24
    *5,000     JDS Uniphase Corp.                      44
    *3,000     JNI Corp.                               25
    *2,300     Juniper Networks, Inc.                  44
     1,700     Motorola, Inc.                          26
    *2,700     Nokia Corp. - SP ADR                    66
    *1,500     Nextel Comm., Inc. - CL A               16
      *900     Qualcomm, Inc.                          45
    *1,100     RF Micro Devices, Inc.                  21
     2,000     Worldcom, Inc. -
                     Worldcom Group                    28
                                                      432
Miscellaneous - 7.4%
    *1,500       AOL Time Warner, Inc.                 48
       700       Cabot Microelectronics Corp.          55
     2,600       Flextronics Int'l Ltd.                62
    *3,000       Sanmina Corp.                         60
                                                      225
Total Common Stocks                                 2,883
   (Cost $2,501) (a)

VARIABLE DEMAND NOTES - 7.2%
PRINCIPAL AMOUNT
    91,500       American Family - 1.653%              92
   129,800       Firstar Bank, N.A. - 1.676%          130
                                                      222

Total Investments - 101.2%                          3,105
  (Cost $2,723) (a)

Other Net Assets Less Liabilities - (1.2%)           (37)

Net Assets - 100%                                 $ 3,068

(a) For tax purposes, cost is $2,724, the aggregate gross unrealized appreciation is $491 and aggregate gross unrealized depreciation is $110 resulting in net unrealized appreciation of $381 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 13>


Schedule of Investments                          December 31, 2001

MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 96.4%
                                               VALUE
NUMBER OF SHARES                               (In Thousands)
Biotechnology - 4.3%
    *6,000     Genzyme Corp.                      $   359

Chemicals - 2.8%
    *3,000     Cabot Microelectronics Corp.           238

Computers - 3.5%
    *5,000     Dell Computer Corp.                    136
   *12,000     EMC Corp.                              161
                                                      297

Diversified Financial Services - 6.0%
     7,000     American Express Co.                   250
    *4,000     AmeriCredit Corp.                      126
     5,000     Metris Companies, Inc.                 129
                                                      505

Electronics - 9.0%
    12,000     Flextronics Int'l Ltd.                 288
   *10,000     Sanmina Corp.                          199
    *7,000     Waters Corp.                           271
                                                      758
Food - 3.5%
     5,000     Sysco Corp.                            131
    *8,000     The Kroger Co.                         167
                                                      298
Housewares/Home Builders - 2.6%
     4,000     Newell Rubbermaid, Inc.                110
    *2,500     Toll Brothers, Inc.                    110
                                                      220
Internet - 7.0%
   *15,000     Ariba, Inc.                             92
   *30,000     Broadvision, Inc.                       82
    *4,000     Check Point Software
                 Technologies Ltd.                    160
   *10,000     i2 Technologies, Inc.                   79
   *10,000     Yahoo! Inc.                            177
                                                      590
Oil&Gas/Services - 5.1%
     4,000     Transocean Sedco Forex, Inc.           135
     2,500     Valero Energy Corp.                     95
    *3,000     BJ Services Co.                         98
    *2,000     Smith Int'l, Inc.                      107
                                                      435
Retail - 12.8%
    *6,000     Abercrombie & Fitch Co. - CL A         159
    *2,000     Best Buy Co., Inc.                     149
     5,000     J.C.Penney Co., Inc.                   135
   *10,000     Office Depot, Inc.                     185
     7,000     T J X Companies, Inc.                  279
     3,000     Wal-Mart Stores, Inc.                  173
                                                    1,080
Semiconductors - 19.9%
   *10,000     Conexant Systems, Inc.                 144
     8,000     Intel Corp.                            252
    *6,000     Intersil Holding Corp.                 193
    *6,000     KLA-Tencor Corp.                       297
    *6,000     Novellus Systems, Inc.                 237
    *5,000     PMC-Sierra, Inc.                       106
    *3,000     Qlogic Corp.                           134
    *5,000     Taiwan Semiconductor -
                 SP ADR                                86
    *6,000       Xilinx, Inc.                         234
                                                    1,683
Software - 7.4%
   *14,000     BEA Systems, Inc.                      216
    *3,000     CSG Systems Int'l, Inc.                121
    *5,000     Oracle Corp.                            69
    *8,000     Siebel Systems, Inc.                   224
                                                      630
Telecommunications - 6.3%
   *15,000     Ciena Corp.                            215
   *10,000     JDS Uniphase Corp.                      87
    *8,000     Nextel Comm., Inc. - CL A               88
     6,000     Scientific-Atlanta, Inc.               143
            533
Miscellaneous - 6.2%
     4,000     Charter One Financial, Inc.            109
    *3,000     Express Scripts, Inc.                  140
    *3,000     Mohawk Industries, Inc.                165
     2,000     Nike, Inc. - CL B                      112
                                                      526

Total Common Stocks                                 8,152
   (Cost $7,414) (a)

VARIABLE DEMAND NOTES - 4.0%
PRINCIPAL AMOUNT
   333,700     Firstar Bank, N.A. -1.676%             334

Total Investments - 100.4%                          8,486
  (Cost $7,748) (a)

Other Net Assets Less Liabilities - (0.4%)           (31)

Net Assets - 100%                                  $8,455

(a) For tax purposes, cost is $7,828, the aggregate gross unrealized appreciation is $905 and aggregate gross unrealized depreciation is $247, resulting in net unrealized appreciation of $658 (in thousands).

See accompanying notes to financial statements.
*Non-income producing security.

<PAGE 14>

Schedule of Investments                     December 31, 2001

MONETTA BLUE CHIP FUND (Formerly Large-Cap Fund)

COMMON STOCKS - 99.4%
                                                     VALUE
NUMBER OF SHARES                                     (In Thousands)
Computers - 6.6%
    *4,000     Dell Computer Corp.                   $ 109
    *2,000     VERITAS Software Corp.                   90
                                                       199
Diversified Financial Services - 11.6%
     3,000     American Express Co.                    107
     3,000     Citigroup, Inc.                         151
     1,000     The Goldman Sachs Group, Inc.            93
                                                       351
Electronics - 2.4%
     3,000     Flextronics Int'l Ltd.                   72

Healthcare-Products - 3.9%
     2,000     Johnson & Johnson Co.                   118

Insurance - 2.6%
     1,000     American Int'l Group, Inc.               79

Internet - 3.9%
   *15,000     Broadvision, Inc.                        41
     5,000     Schwab (Charles) Corp.                   78
                                                       119
Media - 6.4%
     5,000     The Walt Disney Co.                     104
    *2,000     Viacom, Inc. - CL B                      88
                                                       192
Miscellaneous Manufacturing - 6.6%
     2,000     General Electric Co.                     80
     2,000     Tyco Int'l Ltd.                         118
                                                       198
Oil&Gas/Services - 5.3%
     2,000     Exxon Mobil Corp.                        79
     1,500     Schlumberger Ltd.                        82
                                                       161
Retail - 13.7%
    *2,000     Best Buy Co., Inc.                      149
    *2,000     Kohl's Corp.                            141
     3,000     Target Corp.                            123
                                                       413
Semiconductors - 14.5%
     5,000     Intel Corp.                             157
    *4,000     Micron Technology, Inc.                 124
    *2,000     Novellus Systems, Inc.                   79
    *2,000     Xilinx, Inc.                             78
                                                       438
Software - 8.0%
    *2,000     Microsoft Corp.                         133
    *8,000     Oracle Corp.                            110
                                                       243
Telecommunications - 13.9%
    *7,000     Cisco Systems, Inc.                     127
    *5,000     Nokia Corp. - SP ADR                    123
    *2,000     Qualcomm, Inc.                          101
     5,000     Worldcom, Inc. -
                 Worldcom Group                         70
                                                       421

Total Common Stocks                                  3,004
   (Cost $2,870) (a)

VARIABLE DEMAND NOTES - 1.2%
PRINCIPAL AMOUNT
    37,300     Firstar Bank, N.A. -1.676%               37

Total Investments - 100.2%                           3,041
  (Cost $2,907) (a)

Other Net Assets Less Liabilities - (0.2%)            (18)

Net Assets - 100%                                   $3,023

(a) For tax purposes, cost is $2,931, the aggregate gross unrealized appreciation is $272 and aggregate gross unrealized depreciation is $163, resulting in net unrealized appreciation of $109 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 15>

Schedule of Investments                        December 31, 2001

MONETTA BALANCED FUND

COMMON STOCKS - 57.9%
                                                    VALUE
NUMBER OF SHARES                                    (In Thousands)
Banks - 1.4%
     2,500     J.P. Morgan Chase & Co.              $   91

Biotechnology - 3.4%
    *1,500     Amgen, Inc.                              85
    *2,500     Genetech, Inc.                          135
                                                       220
Computers - 2.1%
    *5,000     Dell Computer Corp.                     136

Cosmetics/Personal Care - 1.8%
     1,500     Procter & Gamble Co.                    118

Diversified Financial Services - 3.7%
     2,666     Citigroup, Inc.                         135
     2,000     Merrill Lynch & Co., Inc.               104
                                                       239
Electronics - 1.8%
     5,000     Flextronics Int'l Ltd.                  120

Internet - 1.4%
    *5,000     Yahoo! Inc.                              89

Media - 3.8%
    *3,000     AOL Time Warner, Inc.                    96
    *3,500     Viacom, Inc. - CL A                     155
                                                       251
Miscellaneous Manufacturing - 3.6%
     1,000     Minnesota Mining & Mfg                  118
     2,000     Tyco Int'l Ltd.                         118
                                                       236
Oil&Gas/Services - 2.9%
     2,000     Exxon Mobil Corp.                        78
     2,000     Schlumberger Ltd.                       110
                                                       188
Pharmaceuticals - 1.2%
     2,000     Pfizer, Inc.                             80

Retail - 9.0%
    *2,000     Best Buy Co., Inc.                      149
     2,000     Home Depot, Inc.                        102
    *2,000     Kohl's Corp.                            141
     2,000     Target Corp.                             82
     2,000     Wal-Mart Stores, Inc.                   115
                                                       589
Semiconductors - 8.5%
     5,000     Intel Corp.                             157
    *4,000     Micron Technology, Inc.                 124
    *2,500     Novellus Systems, Inc.                   99
    *4,000     Qlogic Corp.                            178
                                                       558
Software - 5.7%
    *2,000     Microsoft Corp.                         132
    *7,000     Oracle Corp.                             97
    *5,000     Siebel Systems, Inc.                    140
                                                       369
Telecommunications - 6.0%
    *8,000     Cisco Systems, Inc.                     145
    *5,000     Nokia Corp. - SP ADR                    123
    *2,500     Qualcomm, Inc.                          126
                                                       394
Transportation - 1.6%
    *2,000     FedEx Corp.                             104

Total Common Stocks                                  3,782
   (Cost $3,350) (a)

VARIABLE DEMAND NOTES - 1.9%
PRINCIPAL AMOUNT
   123,100     Firstar Bank, N.A. -1.676%              123

TREASURY NOTES - 7.9%
PRINCIPAL AMOUNT
   100,000     U.S. Treasury Discount Note
                5.000% Due 08/15/11                    100
   200,000     U.S. Treasury Note
                8.125% Due 08/15/19                    252
   150,000     U.S. Treasury Note
                6.500% Due 11/15/26                    165
                                                       517

CORPORATE BONDS - 17.9%
PRINCIPAL AMOUNT
   150,000     U.S. Central Credit Union
                6.000% Due 05/21/03                    156
   100,000     Countrywide Home Loan Corp.
                6.850% Due 06/15/04                    106
   100,000     Nat'l Rural Utilities Cooperative
                Finance Corp.
                5.250% Due 07/15/04                    102
<PAGE 16>

   100,000     Norwest Financial, Inc.
                6.700% Due 09/22/04                 $  107
   100,000     Citigroup, Inc.
                6.750% Due 12/01/05                    106
   125,000     General Electric Capital Corp.
                8.625% Due 06/15/08                    145
   100,000     Dow Chemical Corp.
                5.750% Due 12/15/08                    100
   125,000     Quebec Province
                5.750% Due 02/15/09                    125
    75,000     Tyco Int'l Group SA
                6.375% Due 10/15/11                     73
    75,000     Kraft Foods, Inc.
                5.625% Due 11/01/11                     73
    75,000     Metlife, Inc.
                6.125% Due 12/01/11                     75
                                                     1,168
ASSET BACKED SECURITIES - 0.9%
PRINCIPAL AMOUNT
    59,050     Green Tree Home Imprv. Mortgage
                6.780% Due 06/15/28                     60

U.S. GOVERNMENT AGENCIES - 13.2%
PRINCIPAL AMOUNT
   330,000     Federal Home Loan Mortgage Corp.
                3.500% Due 09/15/03                    333
   150,000     Federal Nat'l Mortgage Association
                7.250% Due 01/15/10                    166
   125,000     Federal Nat'l Mortgage Association
                6.250% Due 02/01/11                    127
   240,000     Federal Nat'l Mortgage Association
                5.500% Due 03/15/11                    236
                                                       862
Total Investments - 99.7%                            6,512
  (Cost $6,035) (a)

Other Net Assets Less Liabilities - 0.3%                18

Net Assets - 100%                                   $6,530

(a) For tax purposes, cost is $6,048, the aggregate gross unrealized appreciation is $575, and aggregate gross unrealized depreciation is $111, resulting in net unrealized appreciation of $464 (in thousands).

See accompanying notes to financial statements.
*Non-income producing security.

<PAGE 17>

SCHEDULE OF INVESTMENTS                      DECEMBER 31, 2001

MONETTA INTERMEDIATE BOND FUND

CORPORATE BONDS - 47.5%                               VALUE
                                                      (In Thousands)
PRINCIPAL AMOUNT
  500,000    US Bank N.A., Minnesota
               2.070% Due 07/19/02                    $    500
  500,000    US Central Credit
               6.000% Due 05/21/03                         518
1,000,000    Countrywide Home Loan
               6.850% Due 06/15/04                       1,060
  500,000    American Express
               6.750% Due 06/23/04                         531
1,000,000    Diageo Capital Plc
               6.625% Due 06/24/04                       1,061
1,000,000    National Rural Utilities
               5.250% Due 07/15/04                       1,018
1,000,000    Norwest Financial
               6.700% Due 09/22/04                       1,065
1,000,000    Citigroup Inc.
               6.750% Due 12/01/05                       1,064
  500,000    Cargill Inc.
               6.250% Due 05/01/06                         512
1,000,000    Washington Mutual
               6.250% Due 05/15/06                       1,033
  500,000    British Columbia Province
               4.625% Due 11/07/09                         491
1,000,000    Ford Motor Credit
               6.500% Due 01/25/07                         979
1,000,000    Prudential Funding
               6.600% Due 05/15/08                       1,027
  595,000    General Electric Capital Corp.
               8.625% Due 06/15/08                         692
  750,000    Dow Chemical Corp.
               5.750% Due 12/15/08                         751
  600,000    Quebec Province
               5.750% Due 02/15/09                         601
  750,000    Tyco Int'l Group
               6.375% Due 10/15/11                         734
1,000,000    Kraft Foods, Inc.
               5.625% Due 11/01/11                         972
1,000,000    Metlife Inc.
               6.125% Due 12/01/11                         993
                                                        15,602

U.S. GOVERNMENT AGENCIES - 28.0%
2,650,000    Federal Home Loan Mortgage Corp.
               3.500% Due 09/15/03                       2,673
  250,000    HUD Housing and Urban Development
               6.360% Due 08/01/04                         266
3,000,000    Federal Nat'l Mortgage Association
               5.000% Due 01/15/07                       3,016
1,000,000    Federal Home Loan Bank
               7.625% Due 05/15/07                       1,128
1,000,000    Federal Nat'l Mortgage Association
               7.250% Due 01/15/10                       1,105
1,000,000    Federal Nat'l Mortgage Association
               6.250% Due 02/01/11                       1,019
                                                         9,207

TREASURY NOTES - 10.7%
2,700,000    U. S. Treasury Note
               6.125% Due 08/15/07                       2,906
  600,000    U. S. Treasury Note
               5.000% Due 08/15/11                         598
                                                         3,504

VARIABLE DEMAND NOTES - 2.6%
   11,400    American Family - 1.653%                       11
  835,050    Firstar Bank, N.A. - 1.676%                   835
                                                           846

COMMERCIAL PAPER - 10.6%
3,500,000    USAA Capital Corp.
               1.950% Due 01/03/02                       3,500

Total Investments - 99.4%                               32,659
  (Cost $32,272) (a)

Other Net Assets Less Liabilities - 0.6%                   198

Net Assets - 100%                                      $32,857

(a) For tax purposes, cost is $32,279, the aggregate gross unrealized appreciation is $498, and the aggregate gross unrealized depreciation is $118, resulting in net unrealized appreciation of $380 (in thousands).

See accompanying notes to financial statements.

*Non-income producing security.

<PAGE 18>

Schedule of Investments                      December 31, 2001


MONETTA GOVERNMENT MONEY MARKET FUND

FEDERAL HOME LOAN BANK - 38.6%                 VALUE
PRINCIPAL AMOUNT                               (In Thousands)
  695,000    Due 01/04/02 - 1.980%             $   695
  915,000    Due 02/15/02 - 1.730%                 913
                                                 1,608

FEDERAL NATIONAL MORTGAGE ASSOC. - 4.8%
PRINCIPAL AMOUNT
  200,000    Due 02/04/02 - 1.720%                 200


FEDERAL HOME LOAN MORTGAGE CORP. - 57.8%
PRINCIPAL AMOUNT
1,260,000    Due 01/08/02 - 1.680%               1,259
  375,000    Due 01/15/02 - 1.750%                 375
  775,000    Due 01/25/02 - 1.880%                 774
                                                 2,408

Total Investments - 101.2%                       4,216

Other Net Assets Less Liabilities - (1.2%)        (49)

Net Assets - 100%                               $4,167

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements.

<PAGE 19>

STATEMENTS OF ASSETS AND LIABILITIES      December 31, 2001
(In Thousands)

                                       Select      Mid-Cap   Blue              Intermediate  Government
                             Monetta   Technology  Equity    Chip    Balanced  Bond          Money Market
                             Fund      Fund*       Fund      Fund**  Fund      Fund          Fund
Assets:
Investments at market value
 (cost: $69,265; $2,723;
 $7,748; $2,907; $6,035;
 $32,272; $4,216) (Note 1)   $74,204   $3,105      $8,486    $3,041  $6,512    $32,659       $4,216
Cash                               0        0           0         0       0          0            0
Receivables:
  Interest and dividends           6        1           1         1      42        333            0
  Securities sold              1,586        0           0         0       0          0            0
  Fund shares sold                 0      (a)           0         0     (a)         29            0
  Other assets                     1        6           5         1       1          5            0

Total Assets                  75,797    3,112       8,492     3,043   6,555     33,026        4,216

Liabilities:
Payables:
 Custodial bank                   88        3           8         5      10        137           45
 Investment advisory fees
       (Note 2)                   61        2           6         2       2         10            0
 Distribution and service
  charges payable                  0        2           9         2       6         15            0
 Investments purchased         1,491       27           0         0       0          0            0
 Fund shares redeemed            (a)        0           5         0       0          0            0
 Accrued expenses                 71       10           9        11       7          7            4

Total Liabilities              1,711       44          37        20      25        169           49

Net Assets                    74,086    3,068       8,455     3,023   6,530     32,857        4,167

Analysis of net assets:
Paid in capital (b)           98,031    3,990      14,145     5,878   7,918     33,858        4,167
Accumulated undistributed
 net investment income (loss)      0        0           0         0       0          0            0
Accumulated undistributed
 net realized gain (loss)   (28,884)  (1,304)     (6,428)   (2,989) (1,865)    (1,388)            0
Net unrealized appreciation
 on investments                4,939      382         738       134     477        387            0

Net Assets                   $74,086   $3,068      $8,455    $3,023  $6,530    $32,857       $4,167

Net asset value, offering price,
 and redemption price per
 share (7,969 shares of capital
 stock and 294; 1,268; 451;
 635; 3,288; 4,167 shares of
 beneficial interest issued and
 outstanding respectively)     $9.30   $10.41       $6.67    $6.71   $10.28      $9.99         $1.00

* Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $80 of $0.01 par value and $97,951 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

<PAGE 20>

STATEMENTS OF OPERATIONS                              December 31, 2001
(In Thousands)

                                     Select      Mid-Cap     Blue               Intermediate  Government
                         Monetta     Technology  Equity      Chip     Balanced  Bond          Money Market
                         Fund        Fund*       Fund        Fund**   Fund      Fund          Fund
Investment income and
 expenses:
Investment income:
 Interest                 $    631   $    39     $    57     $     7  $   228   $  1,933      $    180
 Dividend                      129         2          15          17       22          0             0
 Other income                  381         6           6           2       22          0             0

Total investment income      1,141        47          78          26      272      1,933           180

Expenses:
 Investment advisory fee
   (Note 2)                    838        25          79          31       30        109            11
 Distribution expense            0         9          26          11       18         78             5
 Custodial fees and bank
   cash management fee          33         4           7           3        4         11             2
 Transfer and shareholder
   servicing agent fee         372        45          39          52       28         17            16
 Other                          58        15          15          16       10         12            14


Total expenses               1,301        98         166         113       90        227            48
Expenses waived/reimbursed       0       (1)           0           0        0       (14)          (22)
Fees paid indirectly(Note 7)  (56)      (13)        (14)        (14)      (9)       (11)           (9)

Expenses net of waived,
   reimbursed expenses and
   fees paid indirectly      1,245        84         152          99       81        202            17

Net investment income(loss)  (104)      (37)        (74)        (73)      191      1,731           163

Realized and unrealized
    gain (loss) on investments:
Realized gain (loss) on
    investments:
 Proceeds from sales       344,629    12,115      31,321      16,530   16,264     75,807        44,593
 Cost of securities sold   358,687    12,796      37,417      19,342   17,761     76,491        44,593

Net realized gain (loss) on
   investments            (14,058)     (681)     (6,096)     (2,812)  (1,497)      (684)             0

Net unrealized appreciation
   (depreciation) on investments:
 Beginning of period        12,214       545       1,490       1,127      729        324             0
 End of period               4,939       382         738         134      477        387             0

Net change in net unrealized
   appreciation (depreciation)
   on investments during the
   period                  (7,275)     (163)       (752)       (993)    (252)         63             0

Net realized and unrealized gain
 (loss) on investments    (21,333)     (844)     (6,848)     (3,805)  (1,749)      (621)             0

Net increase (decrease) in net
 assets from operations  $(21,437)    $(881)    $(6,922)    $(3,878) $(1,558)     $1,110          $163

* Formerly Small-Cap Equity Fund
** Formerly Large-Cap Equity Fund
See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

<PAGE 21>

STATEMENTS OF CHANGES IN NET ASSETS                       December 31, 2001
(In Thousands)

                                                Select              Mid-Cap
                           Monetta              Technology          Equity
                           Fund                 Fund*               Fund
                           2001      2000       2001      2000      2001    2000
From investment activities:

Operations:
 Net investment income
  (loss)                     $(104)    $(125)     $(37)     $(68)     $(74)  $(117)
 Net realized gain (loss) on
  investmens               (14,058)    17,984     (681)       288   (6,096)   2,253
 Net change in net unrealized
  appreciation (depreciation)
  on investments during the
  period                    (7,275)  (37,270)     (163)   (1,465)     (752) (4,493)

Net increase (decrease) in net
 assets from operations    (21,437)  (19,411)     (881)   (1,245)   (6,922) (2,357)
 Distribution from net
  investment income               0     (520)         0         0         0     (a)
 Distribution from and in excess of
  short-term capital
  gains, net (b)                  0  (27,429)       (9)     (758)      (50) (3,981)
 Distribution from and in excess of
  net realized gains              0  (10,884)       (2)     (183)      (14) (1,362)
 Return of Capital
  Distributions                   0         0         0         0         0      0

Increase (decrease) in net
 assets from investment
 activities                (21,437)  (58,244)     (892)   (2,186)   (6,986) (7,700)

From capital transactions
 (Note 3):

Proceeds from shares sold     4,194    14,058     1,304     3,562     1,203   1,505
Net asset value of shares
 issued through dividend
 reinvestment                     0    38,223        10       933        62   5,213
Cost of shares redeemed    (12,108)  (26,262)   (1,556)   (3,439)   (2,108) (2,192)

Increase (decrease) in net
 assets from capital
 transactions               (7,914)    26,019     (242)     1,056     (843)   4,526

Total increase (decrease)
 in net assets             (29,351)  (32,225)   (1,134)   (1,130)   (7,829) (3,174)

Net assets at beginning
 of period                  103,437   135,662     4,202     5,332    16,284  19,458

Net assets at
 end of period              $74,086  $103,437    $3,068    $4,202    $8,455 $16,284

Accumulated undistributed
 net investment income           $0        $0        $0        $0        $0      $0

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund
See accompanying notes to financial statements.
(a) Rounds to less than $1,000.
(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

<PAGE 22>

                         Blue                                  Intermediate      Government
                         Chip               Balanced           Bond              Money Market
                         Fund**             Fund               Fund              Fund
                         2001    2000       2001     2000      2001     2000     2001     2000
From investment activities:
Operations:
  Net investment
   Income (loss)           $(73)   $(89)       $191     $194    $1,731   $1,527     $163     $246
  Net realized gain (loss)on
   Investments           (2,812)     826    (1,497)      794     (684)    (326)        0        0
  Net change in net unrealized
   appreciation (depreciation)
   on investments during
   the period              (993) (2,017)      (252)  (1,528)        63      652        0        0

Net increase(decrease) in net assets
  from operations        (3,878) (1,280)    (1,558)    (540)     1,110    1,853      163      246
 Distribution from net
  investment income            0       0      (191)    (196)   (1,742)  (1,520)    (163)    (246)
 Distribution from and in excess of
  short-term capital gains,
  Net (b)                      0    (47)        (4)    (517)     (460)        0        0        0
 Distribution from and in excess of
  net realized gains         (9) (1,006)       (10)    (876)     (240)        0        0        0
 Return of Capital
  distributions                0       0          0        0      (87)        0        0        0

Increase(decrease) in net
 assets from investment
 activity                (3,887) (2,333)    (1,763)  (2,129)   (1,419)      333        0        0

From capital transactions
  (Note 3):

Proceeds from
 shares sold                 425   1,065        412    2,208    14,692   10,661    2,409    3,932
Net asset value of shares
 issued through dividend
 reinvestment                  9   1,009        201    1,556     2,067    1,152      162      239
Cost of shares redeemed    (923) (1,640)    (1,528)  (1,876)   (7,877)  (6,625)  (2,905)  (3,370)

Increase (decrease) in net
 assets from capital
 transactions              (489)     434      (915)    1,888     8,882    5,188    (334)      801

Total increase (decrease) in
 net assets              (4,376) (1,899)    (2,678)    (241)     7,463    5,521    (334)      801

Net assets at beginning
 of period                 7,399   9,298      9,208    9,449    25,394   19,873    4,501    3,700

Net assets at end
 of period                $3,023  $7,399     $6,530   $9,208   $32,857  $25,394   $4,167   $4,501

Accumulated undistributed net
 investment income            $0      $0         $0       $1        $0      $11       $0       $0

<PAGE 23>

Notes To Financial Statements December 31, 2001

1.    SIGNIFICANT ACCOUNTING POLICIES:
      Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential. The Fund generally invests in companies with a market capitalization range of $50 million to $2 billion.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Select Technology Fund (formerly Small-Cap Fund). The primary objective of this Fund is capital appreciation. The Fund invests at least 80% of its assets in common stocks of technology-related companies. There is no limit on the market capitalization of the companies the Fund may invest in.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $2 billion to $7 billion.

Blue Chip Fund (formerly Large-Cap Fund). The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with a market capitalization of greater than $7 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

      (a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

      (b)   Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires the Funds' management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

<PAGE 24>

Notes To Financial Statements December 31, 2001

      (c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2001, the losses amounted to $6,289,514 for the Monetta Mid-Cap Equity Fund, which will expire on December 31, 2009, $2,810,665 for the Monetta Blue Chip Fund, which will expire on December 31, 2009, $1,248,364 for the Monetta Select Technology Fund, which will expire on December 31, 2009, $28,587,211 for the Monetta Fund, which will expire on December 31, 2009, and $1,786,807 for the Monetta Balanced Fund, which will expire on December 31, 2009.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and gains and losses from real estate investment trusts.

      (d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized using the interest method. Income received from class action settlements is recorded as other income when received.

      (e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. For the Monetta Balanced Fund, Monetta Blue Chip Fund, Monetta Mid-Cap Equity Fund and Monetta Select Technology Fund permanent book and tax differences relating to excise distribution requirements and the use of accumulated earnings and profits in the amount of $14,019, $9,091, $63,772, and $10,511, respectively, were reclassified from accumulated net realized gain to capital. For the Monetta Intermediate Bond Fund a return of capital distribution in the amount of $86,988 and a distribution out of current earnings and profits in the amount of $375,772 were reclassified from accumulated net realized gain to capital.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. For the year ended December 31, 2001, the Monetta Mid-Cap Equity Fund, Monetta Blue Chip Fund, Monetta Select Technology Fund, and Monetta Fund had net operating losses of $74,485, $73,365, $37,196, and $104,113, respectively for tax purposes which were reclassified from accumulated undistributed net investment income to capital.

      (f)   Reclassifications
Certain items have been reclassified to be consistent with the current year's presentation.

<PAGE 25>

Notes To Financial Statements December 31, 2001


2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment adviser, Monetta Financial Services, Inc. (Adviser). For the year ended December 31, 2001, renumerations required to be paid to all interested directors or trustees has been absorbed by the Adviser. Fees paid to outside Directors or Trustees have been absorbed by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund's individual net assets, payable monthly at the following annual rate:

                                  First $300    Next $200
                                  million in    million in    Net assets over
                                  net assets    net assets    $500 million
Monetta Fund                      0.95%         0.90%         0.85%
Monetta Small-Cap Equity Fund     0.75%         0.70%         0.65%
Monetta Mid-Cap Equity Fund       0.75%         0.70%         0.65%
Monetta Large Cap Fund            0.75%         0.70%         0.65%

Monetta Balanced Fund                     0.40% of total net assets
Monetta Intermediate Bond Fund            0.35% of total net assets
Monetta Government Money Market Fund*     0.25% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personal for managing the assets of each fund. In addition, the Adviser pays for all expenses in determining the daily price computations, placement of securities orders and related bookkeeping. Investment advisory fees waived for the year ended December 31, 2001, for the Intermediate Bond Fund were $14,159 of total fees of $108,670. Investment advisory fees waived, and 12B-1 fees waived through December 31, 2001, for the Government Money Market Fund, were $11,253, and $4,502, respectively.

Monetta Financial Services, Inc., as of December 31, 2001 owned 23,941 shares or 8.1% of the Select Technology Fund, 56,637 shares or 8.9% of the Balanced Fund and, 8,934 shares or 2.0% of the Blue Chip Fund. Monetta Financial Services, Inc. owns less than 1% of the Monetta Fund, Mid-Cap Equity Fund, Intermediate Bond Fund and the Government Money Market Fund.

3. SUB-ADVISER:
Effective December 3, 2001, the Adviser entered into a Sub-Advisory agreement with Ambassador Capital Management LLC to manage the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fees paid to Ambassador Capital Management LLC by the Adviser,for Net Assets in excess of $30 million are, Intermediate Bond Fund, 0.10%; Balanced Fund, 0.10% (applies only tothe fixed-income portion of the portfolio); and the Government Money Market Fund, 20% of the fee charged by the Adviser.

<PAGE 26>

Notes To Financial Statements                          December 31, 2001

4.    CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                                                                            Gov't
                                   Select      Mid-Cap                        Intermediate  Money
                         Monetta   Technology  Equity   Blue Chip   Balanced  Bond          Market
(In Thousands)           Fund      Fund*       Fund     Fund**      Fund      Fund          Fund
2000 Beginning Shares      5,974     244         956      463         581     1,940           3,700
Shares sold                  593     161          72       54         132     1,050           3,932
Shares issued upon
 dividend reinvestment     3,353      76         460       70         120       114             239
Shares redeemed          (1,139)   (169)       (108)     (81)       (114)     (651)         (3,370)
Net increase (decrease)
 in shares outstanding     2,807      68         424       43         138       513             801
2001 Beginning Shares      8,781     312       1,380      506         719     2,453           4,501
Shares sold                  424     102         145       49          37     1,391           2,409
Shares issued upon
 dividend reinvestment         0       1           9        1          19       199             162
Shares redeemed          (1,236)   (121)       (266)    (105)       (140)     (755)         (2,905)
Net increase (decrease)
 in shares outstanding     (812)    (18)       (112)     (55)        (84)       835           (334)
Ending Shares              7,969     294       1,268      451         635     3,288           4,167

* Formerly Small-Cap Fund
** Formerly Large-Cap Fund


5.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the year ended December 31, 2001, excluding short-term securities were: Monetta Fund, $327,401,962 and $344,629,863; Select Technology Fund (formerly Small-Cap), $12,137,662 and $12,115,391; Mid-Cap Fund, $30,790,788 and $31,321,031; Blue
Chip Fund (formerly Large-Cap), $16,210,213 and $16,530,102; Balanced Fund, $15,294,331 and $16,263,930; and Intermediate Bond Fund, $80,502,936 and
$75,806,539. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $3,813,943 and $3,507,683; and Intermediate Bond Fund, $35,328,699.4 and
$27,138,447.

6.    DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Select Technology (formerly Small-Cap), Mid-Cap, Blue Chip (formerly Large-Cap), Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

7.    FEES PAID INDIRECTLY:
Various Fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax, proxy and printing, for the year ended December 31, 2001 are as follows: Monetta Fund, $55,661; Select Technology Fund, $12,878; Mid-Cap Fund, $14,416; Blue Chip Fund, $13,870; Balanced Fund, $9,477; Intermediate Bond Fund, $11,475 and Government Money Market Fund, $9,365. These expenses are reported on the Other Expenses line of the Statement of Operations.

<PAGE 27>

Notes To Financial Statements December 31, 2001

8.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

MONETTA FUND

                        2001       2000      1999     1998     1997
Net asset value at
 beginning of period     $11.779    $22.711  $14.964  $17.274  $15.842

Net investment
 income (loss)           (0.013)    (0.021)    0.075  (0.104)  (0.041)

Net realized and unrealized gain
 (loss) on investments   (2.470)    (3.911)    7.672  (1.554)    4.223

Total from investment
 operations:             (2.483)    (3.932)    7.747  (1.658)    4.182

Less:
 Distributions from net investment
  income                   0.000    (0.095)    0.000    0.000    0.000

 Distributions from short-term capital
  gains, net (a)           0.000    (4.925)    0.000  (0.283)  (1.910)

 Distributions from
  net realized gains       0.000    (1.980)    0.000  (0.369)  (0.840)

Total distributions        0.000    (7.000)    0.000  (0.652)  (2.750)

Net asset value
 at end of period         $9.296    $11.779  $22.711  $14.964  $17.274

Total return            (21.05%)   (15.97%)   51.80%  (9.03%)   26.18%

Ratio to average net assets:
 Expenses-Net              1.49%      1.32%    1.45%    1.36%    1.48%
 Expenses-Gross(b)         1.55%      1.32%    1.45%    1.36%    1.48%
 Net investment income   (0.12%)    (0.09%)    0.50%  (0.64%)  (0.24%)
 Portfolio turnover       469.5%     353.8%   210.9%   107.5%    97.8%
Net assets ($ millions)    $74.1     $103.4   $135.7   $124.7   $163.4

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 28>

Notes To Financial Statements                          December 31, 2001

Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:

SELECT TECHNOLOGY FUND (formerly Small-Cap Fund)

                                                                       2/1/97
                                                                       Through
                               2001      2000      1999     1998       12/31/97
Net asset value at beginning
 of period                      $13.450   $21.831  $13.396  $13.900    $10.000
Net investment income (loss)    (0.125)   (0.274)  (0.264)  (0.272)    (0.148)
Net realized and unrealized
 gain (loss) on
 investments                    (2.875)   (4.182)    8.699  (0.136)      4.878
Total from investment
 operations                     (3.000)   (4.456)    8.435  (0.408)      4.730
Less:
 Distributions from net
  investment income               0.000     0.000    0.000    0.000      0.000
 Distributions from short-term
  capital gains, net (a)        (0.030)   (3.160)    0.000  (0.096)    (0.830)
 Distributions from net
  realized gains                (0.006)   (0.765)    0.000    0.000     0.000
Total distributions             (0.036)   (3.925)    0.000  (0.096)    (0.830)
Net asset value at
 end of period                  $10.414   $13.450  $21.831  $13.396    $13.900
Total return*                  (22.34%)  (18.74%)   62.91%  (2.81%)     47.17%
Ratios to average net assets:
 Expenses - Net*                  2.50%     1.95%    2.36%    2.39%      1.75%
 Expenses - Gross*(b)             2.91%     1.95%    2.36%    2.39%      1.75%
 Net investment income*         (1.10%)   (1.33%)  (1.82%)  (2.04%)    (1.13%)
 Portfolio turnover              472.1%    492.6%   265.0%   200.4%     138.8%
Net assets
($ thousands)                    $3,068    $4,202   $5,332   $3,980     $2,518

MID-CAP EQUITY FUND

                               2001      2000      1999      1998      1997
Net asset value at beginning of
  period                        $11.802   $20.355  $13.571   $14.975   $14.814
Net investment
 income (loss)                  (0.056)   (0.119)  (0.099)     0.022   (0.045)
Net realized and unrealized
 gain (loss) on
 investments                    (5.025)   (2.704)    7.225   (0.266)     4.296
Total from investment
 operations                     (5.081)   (2.823)    7.126   (0.244)     4.251
Less:
 Distributions from net
  investment income               0.000     0.000    0.000   (0.022)     0.000
 Distributions from short-term
  capital gains, net (a)        (0.039)   (4.270)  (0.342)   (0.477)   (1.452)
 Distributions from net
  realized gains                (0.012)   (1.460)    0.000   (0.661)   (2.638)
Total distributions             (0.051)   (5.730)  (0.342)   (1.160)   (4.090)
Net asset value at end
 of period                       $6.670   $11.802  $20.355   $13.571   $14.975
Total return                   (43.05%)  (12.69%)   53.39%   (0.85%)    29.14%
Ratios to average net assets:
  Expenses - Net                  1.45%     1.21%    1.25%     1.21%     1.26%
  Expenses - Gross (b)            1.58%     1.21%    1.25%     1.21%     1.26%
  Net investment income         (0.71%)   (0.56%)  (0.67%)     0.15%   (0.28%)
  Portfolio turnover             328.3%    194.6%   170.4%    237.6%    137.8%
Net assets ($ thousands)         $8,455   $16,284  $19,458   $18,920   $21,908

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 29>

Notes To Financial Statements                      December 31, 2001

BLUE CHIP FUND (formerly Large-Cap Fund)

                          2001      2000      1999     1998     1997
Net asset value at beginning of
 period                    $14.610   $20.062  $13.437  $13.359  $12.266
Net investment
 income (loss)             (0.154)   (0.197)  (0.147)  (0.068)  (0.007)
Net realized and unrealized
 gain (loss)
 on investments            (7.729)   (2.837)    7.297    1.074    3.250
Total from investment
 operations                (7.883)   (3.034)    7.150    1.006    3.243
Less:
  Distributions from net
   investment income         0.000     0.000    0.000    0.000    0.000
  Distributions from short-term
   capital gains, net (a)    0.000   (0.108)  (0.078)  (0.714)  (1.113)
  Distributions from net
   realized gains          (0.020)   (2.310)  (0.447)  (0.214)  (1.037)
Total distributions        (0.020)   (2.418)  (0.525)  (0.928)  (2.150)
Net asset value at
 end of period              $6.707   $14.610  $20.062  $13.437  $13.359
Total return              (53.94%)  (14.96%)   53.98%    8.99%   26.64%
Ratios to average net assets:
  Expenses - Net             2.38%     1.61%    1.66%    1.86%    1.51%
  Expenses - Gross (b)       2.72%     1.61%    1.66%    1.86%    1.51%
  Net investment income    (1.76%)   (0.99%)  (0.91%)  (0.52%)  (0.05%)
  Portfolio turnover        394.1%    155.6%    81.4%   207.5%   123.2%
Net assets ($ thousands)    $3,023    $7,399   $9,298   $4,185   $4,265

BALANCED FUND

                               2001       2000     1999     1998     1997
Net asset value at beginning of
 period                         $12.813   $16.268  $14.476  $14.078  $12.643
Net investment income (loss)      0.279     0.318    0.239    0.290    0.264
Net realized and unrealized
 gain (loss) on investments     (2.504)   (1.173)    3.741    0.838    2.398
Total from investment
 operations                     (2.225)   (0.855)    3.980    1.128    2.662
Less:
  Distributions from net
   investment income            (0.284)   (0.310)  (0.265)  (0.286)  (0.224)
  Distributions from short-term
   capital gains, net (a)       (0.007)   (0.850)  (1.468)  (0.389)  (0.927)
  Distributions from net
   realized gains               (0.015)   (1.440)  (0.455)  (0.055)  (0.076)
Total distributions             (0.306)   (2.600)  (2.188)  (0.730)  (1.227)
Net asset value at
 end of period                  $10.282   $12.813  $16.268  $14.476  $14.078
Total return                   (17.34%)   (5.15%)   29.60%    8.59%   21.21%
Ratios to average net assets:
  Expenses - Net                  1.10%     0.96%    0.95%    0.84%    1.02%
  Expenses - Gross (b)            1.23%     0.96%    0.95%    0.84%    1.02%
  Net investment income           2.58%     1.94%    1.55%    2.06%    1.88%
  Portfolio turnover             211.5%    167.4%    71.3%   127.7%   115.9%
Net assets ($ thousands)         $6,530    $9,208   $9,449  $14,489  $12,054

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Gross Expense Ratio reflects fees paid indirectly.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 30>

Notes To Financial Statements                    December 31, 2001

INTERMEDIATE BOND FUND

                              2001      2000      1999     1998      1997
Net asset value at beginning of
 period                       $10.352   $10.244   $10.652  $10.445   $10.208
Net investment income           0.587     0.691     0.602    0.592     0.599
Net realized and unrealized gain
 (loss) on investments        (0.121)     0.102   (0.435)    0.269     0.278
Total from investment
 operations                     0.466     0.793     0.167    0.861     0.877
Less:
  Distributions from net
   investment income          (0.589)   (0.685)   (0.565)  (0.577)   (0.592)
  Distributions from short-term
   capital gains, net (a)     (0.163)     0.000   (0.004)  (0.038)   (0.047)
  Distributions from net realized
   gains                      (0.073)     0.000   (0.006)  (0.039)   (0.001)
Total distributions           (0.825)   (0.685)   (0.575)  (0.654)   (0.640)
Net asset value at end
 of period                     $9.993   $10.352   $10.244  $10.652   $10.445
Total return                    4.44%     8.13%     1.60%    8.38%     8.91%
Ratios to average net assets:
 Expenses - Net                 0.65%     0.57%     0.54%    0.55%     0.65%
 Expenses - Gross (b)           0.73%     0.69%     0.74%    0.75%     0.87%
 Net investment income-Net      5.57%     6.82%     5.78%    5.59%     5.82%
 Net investment income-Gross(b) 5.49%     6.69%     5.58%    5.39%     5.60%
 Portfolio turnover            263.0%    120.3%    115.2%    52.0%     96.7%
Net assets ($ thousands)      $32,857   $25,394   $19,873   $6,676    $3,933

GOVERNMENT MONEY MARKET FUND

                                   2001     2000     1999     1998     1997
Net asset value at beginning of
 period                             $1.000   $1.000   $1.000   $1.000   $1.000
Net investment income                0.036    0.059    0.047    0.051    0.050
Net realized and unrealized gain
 (loss) on investments               0.000    0.000    0.000    0.000    0.000
Total from investment operations     0.036    0.059    0.047    0.051    0.050
Less:
  Distributions from net
   investment income               (0.036)  (0.059)  (0.047)  (0.051)  (0.050)
  Distributions from short-term
   capital gains, net (a)            0.000    0.000    0.000    0.000    0.000
  Distributions from net realized
   gains                             0.000    0.000    0.000    0.000    0.000
Total distributions                (0.036)  (0.059)  (0.047)  (0.051)  (0.050)
Net asset value at end
  of period                         $1.000   $1.000   $1.000   $1.000   $1.000
Total return                         3.67%    6.03%    4.85%    5.24%    5.15%
Ratios to average net assets:
  Expenses - Net                     0.38%    0.40%    0.35%    0.32%    0.39%
  Expenses - Gross (b)               1.09%    0.74%    0.70%    0.68%    0.76%
  Net investment income-Net          3.61%    5.89%    4.71%    5.11%    5.02%
  Net investment income-Gross (b)    2.91%    5.55%    4.36%    4.76%    4.65%
  Portfolio turnover                   N/A      N/A      N/A      N/A      N/A
Net assets ($ thousands)            $4,167   $4,501   $3,700   $4,095   $4,464

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor, as well as fees paid indirectly.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<PAGE 31>

INDEPENDENT AUDITORS' REPORT

The Boards of Directors and Trustees and the Shareholders of Monetta Fund, Inc., and Monetta Trust:

We have audited the accompanying statements of assets and liabilities of Monetta Fund, Inc., and Monetta Trust (comprising, respectively, the Select Technology Fund (Formerly Small-Cap Fund), Mid-Cap Equity Fund, Blue Chip Fund (Formerly Large-Cap Fund), Balanced Fund, Intermediate Bond Fund, and Government Money Market Fund), collectively referred to as the "Funds," including the schedules of investments as of December 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund, Inc., and each of the respective Funds constituting the Monetta Trust as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.







Chicago, Illinois
January 17, 2002

<PAGE 32>



Monetta Fund, Inc.
Special Meeting of Shareholders
December 3, 2001

The Monetta Fund, Inc. held a special meeting on December 3, 2001, for shareholders of record on October 9, 2001 to elect an expanded slate of directors in order to increase the number of independent directors serving the Fund. In addition, shareholders were asked to:

 .     Approve a revised advisory agreement with Monetta Financial Services,
Inc. to unbundle certain expenses from the advisory fee and reduce the investment advisory fee;

 .     Approve a proposal that would modify the Fund's investment objective by removing current income as a secondary objective;

 .     Approve proposals that are intended to help the Fund increase investment flexibility, modernize investment restrictions and have the Fund's investment restrictions match those of the Monetta Trust for uniformity of compliance; and
 .
      Ratify the selection of KPMG LLP as independent accountants of the Fund.

As of the record date, there were a total of 8,202,190.185 eligible votes for the Monetta Fund. The results of voting were as follows (by number of shares):

                            Affirmative    Against
      Item                  Votes          Votes         Abstentions  Broker Non-votes
1. Election of Directors:
    Robert S. Bacarella     3,892,252.736  N/A           270,555.983  None
    John W. Bakos           3,913,252.087  N/A           249,556.632  None
    Maria Cesario De Nicolo 3,904,341.462  N/A           258,467.257  None
    John L. Guy             3,917,391.807  N/A           245,416.912  None
    Marlene Zielonka Hodges 3,915,210.754  N/A           247,597.965  None
    Mark F. Ogan            3,916,486.427  N/A           246,322.292  None
    William M. Valiant      3,906,810.391  N/A           255,998.328  None

2. Revise Investment
    Advisory Agreement      3,461,926.713  358,085.747   236,150.259 106,646.000

3. Modify Fund's investment
    objectives              3,525.568.889  281,790.234   248,803.596 106,646.000

4. Amend Fund's investment restrictions:
    A. Diversification      3,526,113.451  270,071.754   259,977.514 106,646.000
    B. Concentration        3,533,887.118  249,424.554   272,851.047 106,646.000
    C. Senior Securities    3,495,707.141  275,801.740   284,653.838 106,646.000
    D. Borrowing            3,486,264.565  296,939.082   272,959.072 106,646.000
    E. Underwriting         3,473,115.438  301,011.997   282,035.284 106,646.000
    F. Commodities & real
        estate              3,485,561.484  296,540.760   274,060.475 106,646.000
    G. Making loans         3,445,037.999  333,780.289   277,344.431 106,646.000
    H. Issuer's securities  3,440,993.137  350,402.375   264,767.207 106,646.000
    I. Short selling & margin
        purchases           3,422,751.868  371,020.706   262,390.145 106,646.000
    J. Companies with affiliated
        persons             3,336,774.347  466,283.742   253,104.630 106,646.000
    K. Companies continuous
        operations          3,411,004.674  397,803.182   247,354.863 106,646.000
    L. Investment companies 3,432,943.019  372,455.927   250,763.773 106,646.000
    M. Illiquid securities & repurchase
        agreements          3,374,347.612  424,510.178   257,304.929 106,646.000
    N. Exercising control   3,421,028.555  384,749.798   250,384.366 106,646.000

5. Election of Independent
    accountants             3,849,808.928   95,872.003   217,127.788 None

<PAGE 33>

Monetta Trust
Special Meeting of Shareholders
December 3, 2001


The Monetta Trust held a special meeting on December 3, 2001, for shareholders of record on October 9, 2001 to elect/re-elect the trustees serving the Trust. Shareholders were also asked to approve a revised advisory agreement with Monetta Financial Services, Inc. to unbundle certain expenses from the advisory fee and to ratify the selection of KPMG LLP as independent accountants for the Trust.

In addition, the shareholders of each of the Intermediate Bond Fund, the Government Money Market Fund and the Balanced Fund were asked to approve a new sub-advisory agreement with Ambassador Capital Management LLC.

As of the record date, the eligible votes for each series in the Monetta Trust were as follows:

            290,582.579 eligible votes for the Small-Cap Fund
            1,304,569.437 eligible votes for the Mid-Cap Fund
            457,607.154 eligible votes for the Large-Cap Fund
            668,667.527 eligible votes for the Balanced Fund
            3,238,121.920 eligible votes for the Intermediate Bond Fund 4,583,464.100 eligible votes for the Government Money Market Fund 10,543,012.717 eligible votes for all series of the Monetta Trust

The results of voting were as follows (by number of shares):

                Item          Affirmative    Against      Abstentions   Broker
                              Votes          Votes                      Non-votes
1.  Election of Directors:
     Robert S. Bacarella      5,488,205.477  N/A          222,357.834   None
     John W. Bakos            5,495,747.355  N/A          214,815.976   None
     Maria Cesario De Nicolo  5,495,118.046  N/A          215,445.265   None
     John L. Guy              5,489,807.919  N/A          220,755.392   None
     Marlene Zielonka Hodges  5,496,418.425  N/A          214,114.886   None
     Mark F. Ogan             5,496,649.754  N/A          213,913.557   None
     William M. Valiant       5,486,439.172  N/A          224,124.139   None

2.  Revise Investment Advisory Agreement
     Small-Cap Fund             137,533.929   10,799.627    2,815.555     5,601.000
     Mid-Cap Fund               536,025.425   91,267.465   76,900.242    36,942.000
     Large-Cap Fund             195,744.322   22,236.409   24,121.409    11,805.000
     Balanced Fund              349,430.775   17,807.113    8,461.978    33,302.000
     Intermediate Bond Fund   1,150,303.011   47,975.130   71,118.891   394,667.000
     Government Money Market
      Fund                    2,271,494.610  147,893.910   66,316.270   None

3.  Ratify selection of independent
     accountants              5,359,035.501  117,401.365  234,126.445   None

4.  Sub-advisory agreement:
     Balanced Fund              390,079.627   10,342.826    8,579.413   None
     Intermediate Bond Fund   1,567,456.736   24,726.618   71,880.678   None
     Government Money Market
      Fund                    2,288,225.060  100,951.160   96,528.570   None

<PAGE 34>


Directors/Trustees

Name (age)                          Principal Occupation During Past 5 Years       Other Directorships and
 Position(s) Held with                                                             Affiliations
 Fund/Trust

Independent ("disinterested") Directors/Trustees

John L. Guy (49)                    Executive Director, Wachovia Corp. (formerly   Director Boys & Girls Club
Trustee since 1993                  First Union Nat'l Bank), Small Business        of Chicago
Director since 1998                 Solutions, since Nov. 1999; President, Heller
                                    Small Business Lending Corporation (formerly
                                    Heller First Capital Corp.), May 1995 to Nov.
                                    1999.

Marlene Zielonka Hodges (53)        Director of Finance for Women's Apparel,
Director and Trustee since 2001     Sears Roebuck & Company from 1970 retired
                                    November 2001.

Mark F. Ogan (59)                   President, DuPage Capital Management, Ltd.,    Director JMI-USA, Inc.
Director since 1988                 since April 1995.                              and Director Montini
Trustee since 1993                                                                 Catholic High School.

William M. Valiant (76)             Director of Monetta Financial Services, Inc.,
Trustee since 1993                  (Adviser), February 1991 to 1997;
Director since 2001                 Director, MIS, 1988 tp 1997;Vice President
                                    and Treasurer, Borg-Warner
                                    Corporation, retired, July 1990.

Inside ("interested") Directors/Trustees

Robert S. Bacarella (52)            Chairman, Chief Executive Officer and          Wheaton Police Pension
Director and President since 1985   President since April 1997; Chairman and       Board, 1994 to 2001.
Trustee and President since 1993    Chief Executive Officer of Adviser, 1996 to
                                    1997; President of the Adviser 1984 to 1996;
                                    Director of the Adviser since 1984

John W. Bakos (54)                  Division Placement Manager, Sears, Roebuck
Director since 1985                 & Co., since 1969.
Trustee since 1996

Maria Cesario DeNicolo (52)         Chief Financial Officer of the Adviser, since
Director and Trustee since 2001     May 1997; Secretary and Treasurer of the
Chief Financial Officer since 1998  Adviser since 1996; Director of the Adviser
Treasurer of the Fund and Trust     since 1995
 since 1993 & 1994, respectively
Secretary of the Fund and Trust
 since 1998 & 1993, respectively


All of the above Directors and Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Fund and Monetta Trust, respectively, to hold office until a successor is elected and qualified. Each Director oversees the Monetta Fund and each Trustee oversees the six funds in the Monetta Trust. The address for each director is the Adviser's office.

<PAGE 35>


Monetta Family of Mutual Funds                            Postage Indicia
1776-A South Naperville Road
Suite 100
Wheaton, IL 60187-8133